                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



       The undersigned certifies that she is vice president and treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

       1. The Monthly Report for the period from April 1, 1996 to April 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

       2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

       IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of May, 1996.

       GREEN TREE FINANCIAL CORP.



       BY: /s/Phyllis A. Knight
           ------------------------
           Phyllis A. Knight
           Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


       The undersigned certifies that she is vice president and treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

       1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

       2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

       IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of May, 1996.

                                      GREEN TREE FINANCIAL CORP.



                                      BY: /s/Phyllis A. Knight
                                          -----------------------------
                                          Phyllis A. Knight
                                          Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  APRIL 1996

                                      Distribution Date:  5/15/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                              LP5,LQ3
                                      Trust Account:  3334725-0


Class A Certificates
--------------------

1.     (a)  Amount Available (including Monthly
            Servicing Fee)                                      $3,279,001.40
       (b)  Class M-1 Interest Deficiency Amount
            (if any), Class M-2 Interest Deficiency
            Amount (if any) and Class B-1 Interest
            Deficiency Amount (if any) withdrawn for
            prior Payment Date                                            .00
       (c)  Amount Available after giving effect to
            withdrawal of any Class M-1 Interest Deficiency
            Amount, Class M-2 Interest Deficiency Amount
            and Class B-1 Interest Deficiency Amount prior
            Payment Date                                         3,279,001.40

       INTEREST

2.     Aggregate Interest
       (a)  Class A-1 Pass-through Rate                                 5.70%
            Class A-1 Interest                                     142,210.06

       (b)  Class A-2 Pass-through Rate                                 6.00%
            Class A-2 Interest                                     105,000.00

       (c)  Class A-3 Pass-through Rate                                 6.35%
            Class A-3 Interest                                      91,545.83

3.     Amount Applied to unpaid Class A Interest Shortfall                .00

4.     Remaining Unpaid Class A Interest Shortfall                        .00

       PRINCIPAL

5.     Formula Principal Distribution Amount:
       (a)  Scheduled Principal                 $  275,614.74
       (b)  Principal Prepayments                2,067,012.39
       (c)  Delinquent Payments Advanced            24,239.02
       (d)  Liquidated Contracts                          .00
       (e)  Repurchases                                   .00
       (f)  Delinquent Payments Recovered          (20,312.69)
       (g)  Previously Undistributed Principal
            Amounts                                       .00
                 Total Principal                                $2,346,553.46

6.     Pool Scheduled Principal Balance                         89,318,430.26

7.     Senior Percentage for such Payment Date                           100%

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  APRIL 1996
                                    Page 2

                                           Distribution Date:  5/15/96
                                           CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                   LP5,LQ3
                                           Trust Account:  3334725-0

 8.    Class A Principal Distribution:
       (a)  Class A-1                                            2,346,553.46
       (b)  Class A-2                                                     .00
       (c)  Class A-3                                                     .00

 9.    Class A Principal Balance
       (a)  Class A-1 Principal Balance                         27,592,407.26
       (b)  Class A-2 Principal Balance                         21,000,000.00
       (c)  Class A-3 Principal Balance                         17,300,000.00

       CLASS M-1 CERTIFICATES
       ----------------------

10.    Amount Available less the Class A Distribution
       Amount (including Monthly Servicing Fee)                    593,692.05

       INTEREST

11.    Aggregate Interest
       (a)  Class M-1 Pass-through Rate                                 6.95%
            Class M-1 Interest                                      37,935.42

12.    Amount applied to Unpaid Class M-1
       Interest Shortfall                                                 .00

13.    Amount applied to Class M-1 Interest
       Deficiency Amount                                                  .00

14.    Remaining unpaid Class M-1 Interest
       Deficiency Amount                                                  .00

15.    Remaining Unpaid Class M-1 Interest
       Shortfall                                                          .00

       PRINCIPAL

16.    Formula Principal Distribution Amount
       (a)  Scheduled Principal                                           .00
       (b)  Principal Prepayments                                         .00
       (c)  Liquidated Contracts                                          .00
       (d)  Repurchased                                                   .00
       (e)  Previously Undistributed Principal Amounts                    .00

17.    Class M-1 Principal Balance                               6,550,000.00

18.    Senior Percentage for such Payment Date                        100.00%

19.    Class M-1 Principal Distribution                                   .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  APRIL 1996
                                    Page 3

                                           Distribution Date:  5/15/96
                                           CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                   LP5,LQ3
                                           Trust Account:  3334725-0


INTEREST ON PRINCIPAL SHORTFALL

20.    Aggregate Principal Shortfall                                      .00

21.    Class M-1 Principal Shortfall Amount                               .00

22.    Amount applied to Unpaid Class M-1 Interest
       Shortfall on Principal Shortfall                                   .00

23.    Remaining Unpaid Class M-1 Interest Shortfall on
       Principal Shortfall                                                .00

       Class M-2 Certificates
       ----------------------

24.    Amount Available less the Class A Distribution Amount
       and Class M-1 Distribution Amount (including Monthly
       Servicing Fee)                                              555,756.63

       INTEREST

25.    Current Interest
       (a)  Class M-2 Pass-through Rate                                 7.30%
            Class M-2 Interest                                      34,218.75

26.    Amount applied to Unpaid Class M-2
       Interest Shortfall                                                 .00

27.    Amount applied to Class M-2 Interest
       Deficiency Amount                                                  .00

28.    Remaining unpaid Class M-2 Interest
       Deficiency Amount                                                  .00

29.    Remaining unpaid Class M-2 Interest
       Shortfall                                                          .00

       PRINCIPAL

30.    Formula Principal Distribution Amount
       (a)  Scheduled Principal                                           .00
       (b)  Principal Prepayments                                         .00
       (c)  Liquidated Contracts                                          .00
       (d)  Repurchases                                                   .00
       (e)  Previously Undistributed Principal
            Amount                                                        .00

31.    Class M-2 Principal Balance                               5,625,000.00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  APRIL 1996
                                    Page 4


                                           Distribution Date:  5/15/96
                                           CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                   LP5,LQ3
                                           Trust Account:  3334725-0


32.    Senior Percentage for such Payment Date                        100.00%

33.    Class M-2 Percentage Distribution:                                 .00

       INTEREST ON PRINCIPAL SHORTFALL

34.    Aggregate Principal Shortfall Amount                               .00

35.    Class M-2 Principal Shortfall Amount                               .00

36.    Amount applied to Unpaid Class M-2 Interest
       Shortfall on Principal Shortfall                                   .00

37.    Remaining Unpaid Class M-2 Interest Shortfall
       on Principal Shortfall                                             .00

       CLASS B PRINCIPAL DISTRIBUTION TESTS
       (tests must be satisfied on and after the Payment Date occurring in April 1999)

38.    Average Sixty Day Delinquency Ratio Test
       (a)  Sixty-Day Delinquency Ratio for current
            Payment Date                                                 .10%
       (b)  Average Sixty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two
            preceding months; may not exceed 2.5%)                       .03%

39.    Average Thirty Day Delinquency Ratio Test
       (a)  Thirty-Day Delinquency Ratio for current
            Payment Date                                                 .34%
       (b)  Average Thirty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two
            preceding months; may not exceed 5%)                         .11%

40.    Cumulative Realized Losses Test
       (a)  Cumulative Realized Losses for current
            Payment Date (as a percentage of Cut-off
            Date Pool Principal Balance: may not exceed
            10% from April 1, 1999 to March 31, 2001,
            11% from April 1, 2001 to March 31, 2002,
            12% after March 1, 2002                                      .00%

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  APRIL 1996
                                    Page 5

                                           Distribution Date:  5/15/96
                                           CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                   LP5,LQ3
                                           Trust Account:  3334725-0


41.    Current Realized Losses Test
       (a)  Current Realized Losses for current payment Date              .00
       (b)  Current Realized Loss Ratio (total Realized
            Losses for most recent three months, multiplied
            by 4, divided by arithmetic average of Pool
            Schedule Principal Balances for third preceding
            Remittance and for current Remittance Date;
            may not exceed 2.5%)                                         .00%

42.    Class B Principal Balance Test
       (a)  Class B Principal Balance (before any
            distributions on current Payment Date)
            divided by Pool Scheduled Principal Balance
            for prior Payment Date (must equal or exceed 24%)          12.27%

       CLASS B-1 CERTIFICATES
       ----------------------

43.    Amount Available less the Class A Distribution Amount
       and Class M Distribution Amount (including Monthly
       Servicing Fee)                                              521,537.88

       INTEREST

44.    Class B-1 Pass-through Rate                                      6.85%

45.    Current Interest                                             32,109.38

46.    Amount applied to Unpaid Class B-1 Interest
       Shortfall                                                          .00

47.    Amount applied to Class B-1 Interest
       Deficiency Amount                                                  .00

48.    Remaining unpaid Class B-1 Interest
       Deficiency Amount                                                  .00

49.    Remaining Unpaid Class B-1 Interest Shortfall                      .00

       PRINCIPAL

50.    Formula Principal Distribution Amount:
       (a)  Scheduled Principal                                           .00
       (b)  Principal Prepayments                                         .00
       (c)  Liquidated Contracts                                          .00
       (d)  Repurchases                                                   .00
       (e)  Previously Undistributed Principal Amounts                    .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  APRIL 1996
                                    Page 6


                                           Distribution Date:  5/15/96
                                           CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                   LP5,LQ3
                                           Trust Account:  3334725-0


51.    Pool Scheduled Principal Balance                         89,318,430.26

52.    Class B Percentage for such Payment Date                           .00

53.    Class B Percentage of Formula Principal
       Distribution Amount                                                .00

54.    Class B Principal Balance                                11,251,023.00

55.    Class B-1 Principal Balance                               5,625,000.00

       INTEREST ON PRINCIPAL SHORTFALL

56.    Aggregate Principal Shortfall Amount                               .00

57.    Class B-1 Principal Shortfall Amount                               .00

58.    Amount applied to Unpaid Class B-1 Interest
       Shortfall on Principal Shortfall                                   .00

59.    Remaining Unpaid Class B-1 Interest Shortfall
       on Principal Shortfall                                             .00

       CLASS B-2 CERTIFICATES
       ----------------------

60.    Remaining Amount Available                                  489,428.50

       INTEREST

61.    Class B-2 Pass-through Rate                                      7.40%

62.    Current Interest                                             34,693.81

63.    Amount applied to Unpaid Class B-2 Interest
       Shortfall                                                          .00

63.    Amount applied to Class B-2 Interest
       Deficiency Amount                                                  .00

64.    Remaining Unpaid Class B-2 Interest Shortfall                      .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  APRIL 1996
                                    Page 7


                                           Distribution Date:  4/15/96
                                           CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                   LP5,LQ3
                                           Trust Account:  3334725-0

       PRINCIPAL

65.    Formula Principal Distribution Amount:
       (a)  Scheduled Principal                                           .00
       (b)  Principal Prepayments                                         .00
       (c)  Liquidated Contracts                                          .00
       (d)  Repurchases                                                   .00
       (e)  Previously Undistributed Principal Amounts                    .00

66.    Pool Scheduled Principal Balance                         89,318,430.26

67.    Class B Percentage for such Payment Date                           .00

68.    Class B Percentage of Formula Principal
       Distribution Amount                                                .00

69.    Current Principal (Class B Percentage
       of Formula Principal Distribution Amount
       less Class B-1 Principal Balance)                                  .00

70.    Class B-2 Principal Liquidation Loss Amount                        .00

71.    Class B-2 Limited Guaranty Payment                                 .00

72.    Class B-2 Principal Balance                               5,626,023.00

       INTEREST ON PRINCIPAL SHORTFALL

73.    Aggregate Principal Shortfall Amount                               .00

74.    Class B-2 Principal Shortfall Amount                               .00

75.    Amount applied to Unpaid Class B-2 Interest
       Shortfall on Principal Shortfall                                   .00

76.    Remaining Unpaid Class B-2 Interest Shortfall
       on Principal Shortfall                                             .00

       CLASS A, CLASS M, AND CLASS B CERTIFICATES
        ------------------------------------------

77.    Pool Factor
       (a)  Previous Month Pool Factor                              .97800996
       (b)  Current Month Pool Factor                               .95297365

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  APRIL 1996
                                    Page 8

                                           Distribution Date:  5/15/96
                                           CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                   LP5,LQ3
                                           Trust Account:  3334725-0


78.    Aggregate Scheduled Balances of Delinquent Contracts
       as of Determination Date
       (a)  31-59 days                   307,460.97       26
       (b)  60-89 days                    84,960.24        6
       (c)  90 or more days                     .00        0

79.    Defaulted Contracts                                                .00

80.    Number of Liquidated Contracts and
       Net Liquidation Loss                                # 0            .00

81.    Number of Loans Remaining                                        6,151

82.    Number and Principal Balance of Contracts
       with FHA Claims finally rejected, or no FHA
       claim was submitted because FHA Insurance was
       unavailable                                         # 0            .00

83.    FHA Insurance reserve amount                            101,026,437.39

84.    Amount received from FHA insurance                                 .00

       CLASS C CERTIFICATES
       --------------------

85.    Monthly Servicing Fee                                        57,290.61

86.    Class C Residual Payment                                    397,444.08


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.